SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                          FORM 8-K



                      CURRENT REPORT
           Pursuant to section 13 of 15(d) of the Securities
                    Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                       April 1, 1999



                   Network Six, Inc.
   (Exact name of registrant as specified in its charter)

               Commission File No. 0-21038

    Rhode Island                         05-036-6090
(State or other jurisdiction of       (I.R.S. Employer
                                      Identification No.)
  incorporation or organization)


         475 Kilvert Street, Warwick, Rhode Island  02886
  (Address of principal executive offices, including zip code)

                      (401) 732-9000
      (Registrant's telephone number, including area code)

Item 5. Other Events

           The April 1, 1999 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7 (c)    Exhibits

99   Press Release, dated April 1,1999, of Network Six, Inc.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Network Six, Inc.
                            -----------------------
                               (Registrant)

Date:  April 1, 1999         By: /s/ Dorothy M. Cipolla
                                        Dorothy M. Cipolla
                                      Chief Financial Officer




                           Network Six, Inc.
                       Current Report on Form 8-K
                          Dated April 1, 1999

Exhibit Index

Exhibit
   No.                                        Exhibits

99 Press Release dated April 1, 1999
                                             EXHIBIT 99





NETWORK SIX ANNOUNCES CHANGE IN DIRECTORS



Kenneth C. Kirsch, President and CEO
April 1, 1999


WARWICK, RI-Network Six, Inc. (Nasdaq:NWSS) announced that Peter C. Wallace, 57, has joined its Board of Directors. From 1990 to 1998, Mr. Wallace was Vice President, ITT World Directories, where he was responsible for business development in a number of international locations. From 1985-1990, Mr. Wallace was Senior Vice President for GTECH Corporation, the leading supplier of computerized lottery systems to state and federal governments worldwide, and was instrumental in GTECH's rapid growth and development. Previously, Mr. Wallace was Founder and Chief Operating Officer of Network Dynamics, Inc., a developer of decision support software, and Chairman and CEO of Electrowatt Holdings, Inc., the U.S. subsidiary of a large Swiss concern. From 1964-1979, Mr. Wallace was an executive with General Motors Corporation. Mr. Wallace holds a BS degree from the University of Rochester, an MBA from Inter American University and is a graduate of the Executive Program at Harvard University's Graduate School of Business.

Concurrently, Clifton C. Dutton, 38, a Director of the Company since 1997, has resigned. Kenneth C. Kirsch, Network Six's Chairman, President and CEO, made the following comments, "We are very excited to have an executive the caliber of Peter Wallace join our Board. Peter's broad business experience will be a tremendous asset to our Company as we move forward. At the same time, we are sorry to see Cliff Dutton leave the Board." Kirsch added, "On behalf of the entire Board, I want to thank Cliff for his valuable contributions to Network Six."

In addition to Mr. Kirsch, Network Six's Board of Directors consists of three outside Directors, including Mr. Wallace.

	*  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *
*

Network Six is a full service systems integrator, providing information technology solutions that enable its customers to become more effective and efficient. Network Six's services include strategic planning, management consulting, network design, network and application implementation, training, outsourcing, maintenance and support.
Network Six's stock is traded on the Nasdaq SmallCap Market under the symbol NWSS. Its website is http://www.networksix.com.

This report contains forward-looking statements reflecting the Company's expectations or beliefs concerning future events that could materially affect Company performance in the future. All forward-looking statements are subject to the risks and uncertainties inherent with predictions and forecasts. Please refer to the company's 10K for December 31, 1998, for more discussion.